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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       September 11, 2003 (July 29, 2003)

                                UCAP Incorporated

            Colorado                      0-27480                84-1325695
(State or other jurisdiction of   (Commission File ID No.)    (IRS Employer No.)
         incorporation)

                        Suite 700, 14001 E. Iliff Avenue
                                Denver, CO 80014
                    (Address of principal executive offices)

                                 (303) 696-1700
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


                                EXPLANATORY NOTE

         UCAP Incorporated hereby amends Item 4 of its Current Report on Form 8-K filed with the Commission on September 3, 2003, to attach Exhibit 16.1.

Item 7. Financial Statements and Exhibits.

         16.1     Letter from Moore Stephens Frost



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          UCAP Incorporated
                                          (Registrant)


Dated:  September 11, 2003                By: /s/ Keith Miller
                                          --------------------------------------
                                          Keith Miller
                                          Chief Financial Officer